Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated December 10, 2012

to the Summary Prospectus Dated March 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Macro Opportunities Fund (the “Fund”).

Accordingly, the Fund’s Summary Prospectus is hereby revised as follows, effective immediately:

The first sentence of the first paragraph in the section titled “Principal Investment Strategies” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following in order to include Regulation S securities as a type of restricted security in which the Fund may principally invest:

The Fund will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Investments, the Fund’s Investment Manager, believes offer attractive yield and/or capital appreciation potential.

The second sentence of the fifth paragraph in the section titled “Principal Investment Strategies” on page 3 of the Summary Prospectus is deleted in its entirety and the third sentence in the second paragraph is replaced in its entirety with the following in order to include defaulted securities as a principal investment strategy of the Fund:

The Fund may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities.

The following subsection is added to the section titled “Principal Risks” beginning on page 4 of the Summary Prospectus in order to include risks relating to defaulted securities for the Fund:

Special Situations/Securities in Default Risk – Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

Please Retain This Supplement for Future Reference